Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

AND CHIEF FINANCIAL OFFICER

PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. 1350)

In connection with the Quarterly Report of The Money Tree Inc. (the “Company”) on Form 10-Q for the quarter ended June 25, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, W. Derek Martin, President of the Company, and Steven P. Morrison, Chief Financial Officer of the Company, hereby certify pursuant to Section 906 of The Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), that, to the best of our knowledge and belief:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 9, 2007	By:	/s/ W. Derek Martin
W. Derek Martin
President

Date: August 9, 2007	By:	/s/ Steven P. Morrison
Steven P. Morrison
Chief Financial Officer